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                   SUPPLEMENT TO THE COMMON CLASS PROSPECTUS

                          WARBURG PINCUS BALANCED FUND
                           WARBURG PINCUS VALUE FUND
                    WARBURG PINCUS CAPITAL APPRECIATION FUND
                      WARBURG PINCUS HEALTH SCIENCES FUND

The following supersedes contrary information in the section in the funds' Common Class Prospectus entitled "Other Information -- About the Distributor".

Effective January 3, 2000, Provident Distributors, Inc., located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, became the funds' distributor, and is responsible for making the funds available to you.

Credit Suisse Asset Management Securities, Inc. (CSAMSI) provides certain shareholder and other services related to the sale of the Common Class for which it is paid the distribution and service (12b-1) fee described in the Prospectus.

Dated: January 7, 2000                                            WPUSL-16-0100A